BLACKROCK LIQUIDITY FUNDS

TempCash

TempFund

BlackRock Liquid Federal Trust Fund

FedFund

T-Fund

Treasury Trust Fund

California Money Fund

MuniCash

New York Money Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated May 4, 2023 to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Funds, each dated February 28, 2023, as supplemented to date

Effective immediately, the Funds’ Summary Prospectuses, Prospectuses and Statement of Additional Information are amended as follows:

The last paragraph of the section of each Summary Prospectus and Prospectus entitled “Key Facts About [the Fund]—Principal Investment Strategies of the Fund” and “Fund Overview—Key Facts About [the Fund]—Principal Investment Strategies of the Fund,” as applicable, is hereby deleted in its entirety and replaced with the following:

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the Securities and Exchange Commission.

The last paragraph of the section of each Prospectus entitled “Details About the Funds—How Each Fund Invests—Investment Process,” as applicable, is hereby deleted in its entirety and replaced with the following:

The securities purchased by a Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act, and other rules of the Securities and Exchange Commission (the “SEC”). Each Fund will purchase only securities that are Eligible Securities. When required under Rule 2a-7, BlackRock will determine whether an instrument presents minimal credit risk pursuant to guidelines approved by the Board. For a discussion of Eligible Securities, please see the Glossary.

The last paragraph of the section of each Prospectus entitled “Details About the Fund—How The Fund Invests—Investment Process,” as applicable, is hereby deleted in its entirety and replaced with the following:

The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act, and other rules of the Securities and Exchange Commission (the “SEC”). The Fund will purchase only securities that are Eligible Securities. When required under Rule 2a-7, BlackRock will determine whether an instrument presents minimal credit risk pursuant to guidelines approved by the Board. For a discussion of Eligible Securities, please see the Glossary.

The first paragraph of the section of the Statement of Additional Information entitled “Investment Strategies, Risks and Policies—Investment Strategies and Policies—Environmental, Social and Governance (“ESG”) Integration” is hereby deleted in its entirety and replaced with the following:

Environmental, Social and Governance (“ESG”) Integration. Although TempCash and TempFund do not seek to implement a specific sustainability strategy unless disclosed in the Funds’ prospectuses, BlackRock will consider ESG characteristics in the credit research and investment process for TempCash and TempFund. All securities purchases by TempCash and TempFund are selected from approved lists maintained by BlackRock. All instruments on an approved list used by TempCash and TempFund have met the minimal credit risk requirement of Rule 2a-7, if required. In reviewing instruments, BlackRock will consider the capacity of the issuer or guarantor to meet its obligations. BlackRock considers ESG data within the total data available during its review. This may include third party research as well as considerations of proprietary BlackRock research across environmental, social and governance risk and opportunities regarding an issuer.

The first paragraph of the section of the Statement of Additional Information entitled “Investment Strategies, Risks and Policies—Investment Strategies and Policies—Variable and Floating Rate Instruments” is hereby deleted in its entirety and replaced with the following:

Variable and Floating Rate Instruments. Each Fund may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the prospectuses. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 397 days provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

Shareholders should retain this Supplement for future reference.

PR2SAI-LIQ-0523SUP

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